Exhibit 99.2

UNAUDITED PRO FORMA
 CONDENSED FINANCIAL STATEMENTS

     The following unaudited condensed pro forma balance sheet as of September 30, 2014 and December 31, 2013 was prepared as if the merger was effective as of such date. The unaudited pro forma condensed statements of operations for the nine months ended September 30, 2014 gives effect to the Transaction as if it had been completed on January 1, 2014. The unaudited pro forma combined statements of operations for the year ended December 31, 2013 gives effect to the Transaction as if the acquisition had been completed on January 1, 2013. The unaudited pro forma condensed balance sheets and statements of operations include adjustments that give effect to factually supportable events that are directly attributable to the Transaction and expected to have a continuing impact.

Unaudited Pro Forma Condensed Balance Sheet as of September 30, 2014

CELLULAR BIOMEDICINE GROUP INC.
UNAUDTIED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS

					Consolidated
	CELLULAR BIOMEDICINE GROUP INC.	BEIJING AGREEN BIOTECHNOLOGY CO., LTD.			CELLULAR BIOMEDICINE GROUP INC.
	September 30,	September 30,	Pro Forma Adjusting Entries		September 30,
	2014	2014			2014
Assets
Cash	$9,995,422	$145,611	$(325,071)	a	$9,815,962
Accounts Receivable	24,000	151,093			175,093
Other receivable	131,853	31,798			163,651
Amount due from related parties	-	-			-
Inventory	172,976	174,820			347,796
Prepaid expenses	496,348	14,331			510,679
Other current assets	111,882	-			111,882
Total current assets	10,932,481	517,653			11,125,063

Property, plant and equipment, net	734,095	561,113			1,295,208
Intangibles	1,773,281	-	9,942,000	e	11,715,281
Goodwill	-	-	7,678,789	b,c,d,e	7,678,789
Investments	9,218,722	-			9,218,722
Long-term prepaid expenses and other assets	458,058	83,051			541,109
Total assets	$23,116,637	$1,161,817			$41,574,172

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	176,903	47,509			$224,412
Accrued expenses	520,680	42,013	1,300,284	a	1,862,977
Advances payable to related party	34,531	-			34,531
Other current liabilities	624,422	523,077	1,625,804	a	2,773,303
Total current liabilities	1,356,536	612,599			4,895,223

Other non-current liabilities	-	422,592			422,592
Total liabilities	1,356,536	1,035,191			5,317,815

Stockholders' equity:
Preferred stock series B, no par value, 50,000,000 shares	-	-			-

Common stock, par value $0.001, 300,000,000 shares authorized;	9,182	-	754	b, c	9,936
Additional paid in capital	51,661,674	812,675	13,682,828	b, c	66,157,177
Accumulated deficit	(32,360,053)	(676,386)	676,386	d	(32,360,053)
Accumulated other comprehensive income (loss)	2,449,297	(9,663)	9,663	e	2,449,297
Total stockholders' equity	21,760,101	126,626			36,256,357

Total liabilities and stockholder's equity	$23,116,637	$1,161,817			$41,574,172

a	To record the proforma adjustment to cash payment required under the purchase.
b	To record the proforma adjustment to eliminate the Additional paid in capital of Agreen.
c	To record the proforma adjustment to issue $.001 par value common stock issued to Agreen.
d	To record the proforma adjustment to eliminate the retained earnings of Agreen in the merger.
e	To record the proforma adjustment to eliminate the accumulated other comprehensive loss of Agreen in the merger.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2013

CELLULAR BIOMEDICINE GROUP INC.
UNAUDTIED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	CELLULAR BIOMEDICINE GROUP INC.	Beijing Agreen Biotechnology Co., Ltd.			Consolidated CELLULAR BIOMEDICINE GROUP INC.
	December 31,	December 31,	Pro Forma Adjusting Entries		December 31,
	2013	2013	Dr		2013
Assets
Cash	$7,175,215	$35,244	$(325,071)	a	$6,885,388
Accounts Receivable	10,581	126,710			137,291
Other receivable	78,521	12,395			90,916
Amount due from related parties	-	-			-
Inventory	119,119	193,175			312,294
Prepaid expenses	56,911	31,284			88,195
Other current assets	134,661	-			134,661
Total current assets	7,575,008	398,808			7,648,745

Property, plant and equipment, net	1,014,805	694,411			1,709,216
Intangibles	601,456	-	6,568,873	b, c, d, e	7,170,329
Goodwill	3,299,566	-			3,299,566
Investments	5,105,891	-			5,105,891
Long-term prepaid expenses and other assets	-	100,324			100,324.00
Total assets	$17,596,726	$1,193,543			$25,034,071

Liabilities and Stockholders' Equity

Liabilities:
Accounts payable	213,891	41,081			$254,972
Accrued expenses	503,717	169,237	1,300,284		1,973,238
Advances payable to related party	67,999	-			67,999
Other current liabilities	1,416,046	823,363	1,625,804		3,865,213
Total current liabilities	2,201,653	1,033,681			6,161,422

Other non-current liabilities	-	639,669			-
Total liabilities	2,201,653	1,673,350			6,161,422

Stockholders' equity:
Preferred stock series B, no par value, 50,000,000 shares	-	-			-
authorized; none issued and outstanding					-
as of December 31, 2012 and December 31, 2011, respectively					-
					-
Common stock, par value $0.001, 300,000,000 shares authorized;	7,383	-	148	b, c	7,531
Additional paid in capital	37,861,593	159,096	2,678,664	b, c	40,699,353
Accumulated deficit	(22,415,979)	(628,277)	628,277	d	(22,415,979)
Accumulated other comprehensive loss	(57,924)	(10,626)	10,626	e	(57,924)
Total stockholders' equity	15,395,073	(479,807)			18,232,980

Total liabilities and stockholder's equity	$17,596,726	$1,193,543			$24,394,402

a	To record the proforma adjustment to cash payment required under the purchase.
b	To record the proforma adjustment to eliminate the Additional paid in capital of Agreen.
c	To record the proforma adjustment to issue $.001 par value common stock issued to Agreen.
d	To record the proforma adjustment to eliminate the retained earnings of Agreen in the merger.
e	To record the proforma adjustment to eliminate the accumulated other comprehensive loss of Agreen in the merger.

Unaudited Pro Forma Condensed Statements of Operations for the nine months ended September 30, 2014

CELLULAR BIOMEDICINE GROUP INC.
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

	CELLULAR BIOMEDICINE GROUP INC.	BEIJING AGREEN BIOTECHNOLOGY CO., LTD.	Pro Forma Adjustment	Consolidated CELLULAR BIOMEDICINE GROUP INC.
Net sales and revenue
Biomedical	$179,120	$1,198,414		$1,377,534
Total sales and revenue	179,120	1,198,414		1,377,534

Operating expenses:
Cost of sales	92,553	880,797		973,350
General and administrative	5,123,210	245,911		5,369,121
Selling and marketing	86,806	6,351		93,157
Research and development	1,878,731	113,635		1,992,366
Impairment expense	-	-		-
Total operating expenses	7,181,300	1,246,694		8,427,994
Operating loss	(7,002,180)	(48,280)		(7,050,460)

Other income (expense)
Interest income	1,263	318		1,581
Other income (expense)	94,357	(147)		94,210
Total other income (expense)	95,620	171		95,791
Loss from continuing operations before taxes	(6,906,560)	(48,109)		(6,954,669)

Income tax provision	-	-		-
Loss from Continuing operations	(6,906,560)	(48,109)		(6,954,669)

Loss from discontinued Consulting segement	(3,037,514)	-		(3,037,514)
Income tax benefit	-	-		-
Loss on discontiued operations	(3,037,514)	-		(3,037,514)
Net income (loss)	$(9,944,074)	$(48,109)		$(9,992,183)
Other comprehensive income (loss):
Cumulative translation adjustment	(8,673)	963		(7,710)
Unrecognized loss on investments	2,515,894	-		2,515,894
Comprehensive net income (loss)	$(7,436,853)	$(47,146)		$(7,483,999)

Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2013

CELLULAR BIOMEDICINE GROUP INC.
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

	CELLULAR BIOMEDICINE GROUP INC.	BEIJING AGREEN BIOTECHNOLOGY CO., LTD.	Pro Forma Adjustment	Consolidated CELLULAR BIOMEDICINE GROUP INC.
Net sales and revenue
Biomedical	$204,914	$1,075,692		$1,280,606
Total sales and revenue	204,914	1,075,692		1,280,606

Operating expenses:
Cost of sales	296,212	872,937		1,169,149
General and administrative	9,314,143	304,027		9,618,170
Selling and marketing	57,670	9,709		67,379
Research and development	1,890,506	214,752		2,105,258
Total operating expenses	11,558,531	1,401,425		12,959,956
Operating loss	(11,353,617)	(325,733)		(11,679,350)

Other income (expense)
Interest income	1,294	310		1,604
Other expense	(6,196)	(13,381)		(19,577)
Total other income (expense)	(4,902)	(13,071)		(17,973)
Loss from continuing operations before taxes	(11,358,519)	(338,804)		(11,697,323)

Income tax provision	-	-		-
Loss from Continuing operations	(11,358,519)	(338,804)		(11,697,323)

Loss from discontinued Consulting segement	(2,094,068)	-		(2,094,068)
Income tax provision	(344,446)	-		(344,446)
Loss on discontiued operations	(2,438,514)	-		(2,438,514)
Net income (loss)	$(13,797,033)	$(338,804)		$(14,135,837)
Other comprehensive income (loss):
Cumulative translation adjustment	78,650	(9,627)		69,023
Unrecognized loss on investments	(198,200)	-		(198,200)
Comprehensive net income (loss)	$(13,916,583)	$(348,431)		$(14,265,014)